SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                             ______________________

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): February 28, 2002
                                                        -----------------

                     FIRST LITCHFIELD FINANCIAL CORPORATION
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               (Exact name of Registrant as Specified in Charter)


           Delaware                     0-28815                   06-1241321
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(State or other Jurisdiction     (Commission File Number)    (IRS Employer
        of Incorporation)                                    Identification No.)



13 North Street, Litchfield, Connecticut                                06759
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code:  (860) 567-8752
                                                    ----------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report

Form 8-K, Current Report
First Litchfield Financial Corporation


Item 5. Other Events.
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     Cash Dividend.
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     The Board of Directors of First Litchfield Financial Corporation declared a $0.10 per share quarterly cash dividend at their February 28, 2002 Board Meeting.

     The quarterly cash dividend will be paid on April 25, 2002 to stockholders of record as of March 11, 2002.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.



Dated:  March 7, 2002               FIRST LITCHFIELD FINANCIAL CORPORATION



                                    By  /s/ Jerome J. Whalen
                                        -------------------------------------
                                        Jerome J. Whalen
                                        President and Chief Executive Officer